March 16, 2000

                       DREYFUS PREMIER EQUITY FUNDS, INC.

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 2000


         The following information replaces all contrary information contained in the sections of the Statement of Additional Information ("SAI") entitled "Description of the Fund", "Management of the Fund" and "Management Arrangements":

         Effective March 16, 2000, Dreyfus Service Corporation ("DSC") became the distributor to the Fund. DSC is located at 200 Park Avenue, New York, NY 10166.

         The following information replaces the information contained in the section of the Statement of Additional Information ("SAI") entitled "Management of the Fund - Officers of the Fund":


FUND OFFICERS:
-------------

Stephen E. Canter,  President.  President,  Chief Operating  Officer,  and Chief
     Investment  Officer of the  Manager,  and an  officer  of other  investment companies advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 54 years old.

Joseph   Connolly, Vice President and Treasurer. Director - Mutual Fund
     Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 42 years old.

Mark N. Jacobs, Vice President. Vice President, Secretary, and General Counsel of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 53 years old.

Michael A. Rosenberg, Secretary. Associate General Counsel of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

Steven F. Newman, Assistant Secretary. Associate General Counsel of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 50 years old.

Robert R.  Mullery,  Assistant  Secretary.  Assistant  General  Counsel  of  the
     Manager,   and  an  officer  of  other  investment  companies  advised  and administered by the Manager. He is 48 years old.

James Windels, Assistant Treasurer. Senior Treasury Manager of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 41 years old.

         The address of each Fund officer is 200 Park Avenue, New York, NY
10166.


         The following information supplements the information contained in the section of the SAI entitled "Management Arrangements - Distributor":

         Disclosure of the amounts retained by "the distributor" on the sale of shares of the Fund refers to amounts retained by Premier Mutual Fund Services, Inc. ("Premier"), the Fund's distributor prior to March 16, 2000. No information is provided for Dreyfus Service Corporation, as it was not the Fund's distributor as of the Fund's last fiscal year end.

         Also, the sixth paragraph of this section hereby is deleted in its entirety and replaced with the following:

                  "DSC makes commission payments to Service Agents in connection with the sale of Fund shares, and receives CDSC amounts and Distribution Plan fees to defray these expenses."

         The clause "Pursuant to an agreement with the Distributor" hereby is deleted in the following sections of the SAI; (i) the last sentence of the fourth paragraph of the section of the SAI entitled "How to Buy Shares- Class A Shares"; (ii) the fourth sentence of the first paragraph of the section entitled "How to Buy Shares - Class B and Class C Shares"; (iii) the second sentence of the second paragraph of the section entitled "How to Buy Shares- Class T Shares"; (iv) the last sentence of the third paragraph of the section entitled "How to Redeem Shares - Contingent Deferred Sales Charge--Class B Shares", and
(v) the last sentence of the section entitled "How to Redeem Shares - Contingent Deferred Sales Charge--Class C Shares."


         The following information supplements and replaces all contrary information contained in the section of the SAI entitled "Distribution Plan and Shareholder Services Plan":

         Coincident with the transfer of distribution responsibilities from Premier to DSC, the Fund's Board adopted amendments to the Fund's Service Plan solely to reflect DSC as distributor, and to make other non-material amendments to update the Plan. There was no change to the amount payable under the Plan or to any other material terms to the Plan. The Amended Plan provides that DSC is entitled to reimbursement for distributing Fund shares and to receive payments for advertising and marketing related to Fund shares and for servicing shareholder accounts.